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                                                                   Exhibit 10.16

                          TECHNOLOGY LICENSE AGREEMENT

     Agreement made as of the 1st day of February, 1999 (the "Effective Date"), between VERTEX PHARMACEUTICALS INCORPORATED, a Massachusetts corporation (together with its Affiliates, "Vertex"), and ALTUS BIOLOGICS INC., a Massachusetts corporation (together with its Affiliates, "Altus").

     WHEREAS, Altus and Vertex are parties to a Technology License Agreement dated as of December 31, 1992 (the "Old License Agreement") with respect to the research, development, manufacturing and sale of cross-linked protein crystals and other stabilized proteins;

     WHEREAS, each of Vertex and Altus is the respective owner of certain patent rights, technology and intellectual property relating to protein stabilization and has the right to transfer or grant licenses or sublicenses under said patent rights, technology and intellectual property;

     WHEREAS, Altus and Vertex desire to terminate the Old License Agreement as of the Effective Date and enter into a new agreement with respect to the subject matter thereof;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS

     1.1. "AFFILIATE" shall mean any corporation or legal entity which controls, or is controlled by, or is -under common control with the designated party. "Control" means the ownership, directly or through one or more Affiliates, of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or more than fifty percent (50%) of the equity interest, in the case of any other type of legal entity.

     1.2. "ALTUS FIELD" shall mean all fields of use.

     1.3. "ALTUS MANUFACTURING KNOW-HOW" shall mean that portion of Vertex Technology, Existing Altus Technology, Subsequent Altus Patents or Subsequent Altus Technology which is necessary or useful in the manufacture or production of cross-linked protein crystals.

     1.4. "COLLABORATORS" shall mean entities in collaboration with Vertex with respect to the research, development or manufacture of Vertex Products and which are engaged in the business of researching, developing, or manufacturing pharmaceutical products for human or animal therapeutics, but specifically excluding: (i) entities engaged in contract manufacturing of such Vertex Products; (ii) entities engaged in contract process development of such Vertex Products; and (iii) entities which are academic institutions or not-for-profit research institutions.

     1.5. "CONFIDENTIAL INFORMATION" shall mean (i) the Vertex Technology, the Existing Altus Technology, the Subsequent Altus Patents, or the Subsequent Altus Technology; and (ii) any other product, technology, or information of or about Vertex, its Collaborators, or Altus that is provided by a party to the other party hereunder; provided, however, that "Confidential


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.
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Information" shall not include any information described in subsections (i)
through (iv) of Section 5.3 hereof.

     1.6. "EXISTING ALTUS PATENTS" shall mean the patent applications and patents listed on Schedule 1.6 hereto, together with any divisionals, continuations, continuations-in-part, foreign counterparts, reissues, renewals, reexaminations, substitutions or extensions of or to any such patent applications or patents, and any patents issuing from any of the foregoing.
Schedule 1.6 shall be updated from time to time, but in no event less often than once [****************], to include all patents and patent applications comprising the Existing Altus Patents.

     1.7. "EXISTING ALTUS TECHNOLOGY" shall mean (i) the Existing Altus Patents,
(ii) any and all proprietary processes, trade secrets, technical information, know-how, technology and other intellectual property of Altus, whether or not patented or patentable, existing as of the Effective Date and which are necessary or useful in the research, development, manufacture, use and sale of products for human and animal therapeutic applications, and which are owned, or have been acquired, developed, or licensed by Altus as of the Effective Date, and as to which Altus has the right to grant licenses or sublicenses in the Vertex Field.

     1.8. "LICENSED PRODUCT(S)" shall mean any product (i) the development, manufacture, use, sale, or import of which would, but for the licenses granted to Altus hereunder, infringe the Vertex Patents, or which is covered by a claim of a pending patent application included in the Vertex Patents, or (ii) which is developed, manufactured, produced or used through the use of any Vertex Technology or which incorporates the Vertex Technology.

     1.9. "SUBSEQUENT ALTUS PATENTS" shall mean patent applications and patents claiming Subsequent Altus Technology, and any divisions, continuations, continuations-in-part, foreign counterparts, reissues, renewals, reexaminations, substitutions or extensions of or to any such patent applications or patents, and any patents issuing from any of the foregoing. Subsequent Altus Patents shall be set forth on Schedule 1.9, and Schedule 1.9 shall be updated from time to time, but in no event less often that once [****************], to include all patents and patent applications comprising the Subsequent Altus Patents.

     1.10. "SUBSEQUENT ALTUS TECHNOLOGY" shall mean any and all proprietary processes, trade secrets, technical information, know-how, technology and intellectual property of Altus with respect to cross-linked protein crystals, whether or not patented or patentable, which are necessary or useful in the research, development, manufacture, use and sale of products for human and animal therapeutic applications and which are acquired, developed, or licensed by Altus during the [***********] period beginning on the Effective Date, and as to which Altus has the right to grant licenses or sublicenses in the Vertex Field.

     1.11. "THIRD PARTY" means any entity other than Vertex and its Affiliates or Collaborators, or Altus and its Affiliates.

     1.12. "VERTEX FIELD" shall mean small molecule drugs for human and animal therapeutic uses.

     1.13. "VERTEX PATENTS" shall mean (i) the patent applications and patents listed on Schedule 1.13 hereto; and (ii) any patent applications and patents claiming Vertex Technology


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

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identified in Section 1.15(iii) below, together with any divisionals, continuations, continuations-in-part, foreign counterparts, reissues, renewals, reexaminations, substitutions or extensions of or to any such patent applications or patents, and any patents issuing from any of the foregoing.
Schedule 1.13 shall be updated from time to time, but in no event less often than [*********************], to include all patent applications and patents comprising the Vertex Patents, including, without limitation, all patent applications filed after the Effective Date and claiming Vertex Technology identified in Section 1.15 (iii) below.

     1.14. "VERTEX PRODUCT" shall mean any small molecule drug researched, discovered, developed or produced for human or animal therapeutic uses using the Subsequent Altus Patents, the Subsequent Altus Technology, the Vertex Technology or the Existing Altus Technology.

     1.15. "VERTEX TECHNOLOGY" shall mean (i) the Vertex Patents, (ii) any and all proprietary processes, trade secrets, technical information, know-how, technology and other intellectual property of Vertex claimed in or relating to the Vertex Patents, or which is necessary or useful to practice the technology described in the Vertex Patents existing on the Effective Date and, on the Effective Date of this Agreement, owned or licensed to Vertex with the right to grant licenses or sublicenses thereunder, and (iii) any and all proprietary processes, trade secrets, technical information, know-how, and other intellectual property, whether or not patented or patentable, first developed, conceived or reduced to practice by Vertex or its Collaborators within [************] after the Effective Date, which constitutes an improvement to the technology described in clause 1.15(i) or 1.15(ii) above, and as to which Vertex has the right to grant licenses or sublicenses.

2.   LICENSES GRANTED: TERMINATION OF OLD LICENSE AGREEMENT

     2.1. License to Altus Under Vertex Technology.

     Vertex hereby grants to Altus an exclusive, worldwide, royalty-free, fully-paid right and license in the Altus Field under the Vertex Technology to develop, make, use, sell, and import Licensed Products; provided, however, that Vertex shall retain non-exclusive rights for itself and its Collaborators in the Vertex Field under the Vertex Technology to develop, make, use, sell, and import Vertex Products; and provided, further, that Vertex shall give Altus prompt notice of any such use or access to the Vertex Technology by its Collaborators. Vertex will make available to Altus, at such time or times and in such manner as Altus shall reasonably request, such written or oral information and documents as constitute the Vertex Technology. Altus shall have the right to grant sublicenses to Third Parties under the Vertex Technology, provided, that, it shall give Vertex prompt notice of each such sublicense granted. Neither Vertex nor its Collaborators shall have the right to grant rights or licenses under the Vertex Technology to any Third Party, except as permitted by Section 2.3 hereof.

     2.2. License to Vertex Under Existing Altus Technology, Subsequent Altus Patents and Subsequent Altus Technology. Altus hereby grants to Vertex a nonexclusive, worldwide, royalty-free, fully-paid right and license in the Vertex Field under the Existing Altus Technology, the Subsequent Altus Patents, and the Subsequent Altus Technology, to develop, make, use, sell, and import Vertex Products. Altus will make available to Vertex, at such time or times and in such manner as Vertex shall reasonably request, such written or oral information


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

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and documents as constitute the Existing Altus Technology and the Subsequent
Altus Technology. Vertex shall have the right to grant sublicenses hereunder to Collaborators in the Vertex Field; provided, that, it shall give Altus prompt notice of each such sublicense granted; and provided, further, that Altus Manufacturing Know-How shall not be disclosed or sublicensed to a Collaborator except as provided in Section 2.3.

2.3. Altus Manufacturing Know-How.

     (a) Vertex may disclose, license and/or sublicense Altus Manufacturing Know-How to its Collaborators, solely for the purpose of permitting such Collaborators to develop, make, use, sell, or import any Vertex Products; provided, that, each such Collaborator shall first enter into confidentiality and non-use agreements with Vertex upon terms at least as restrictive as those set forth in Section 5 hereof. The Altus Manufacturing Know-How shall only be disclosed to those employees of such Collaborators who have a specific need to access and/or use the Altus Manufacturing Know-How for purposes permitted by this Agreement. Vertex agrees to use commercially reasonable good faith efforts to limit, where possible, its disclosure of Altus Manufacturing Know-How to Collaborators.

     (b) In the event that Vertex requires the manufacture or production of [***************************], Vertex may elect, in its sole judgment: (x) to conduct such manufacture or production itself; (y) to conduct such manufacture or production through one or more Collaborators; or (z) to cause Altus to manufacture and produce Vertex's requirements of [***************************] on commercially reasonable terms. If Altus is unable or unwilling to manufacture and produce Vertex's requirements of [***************************] on terms reasonably acceptable to Vertex, Vertex may: (yy) require Altus to manufacture, produce and supply the same at a price equal to the [******] to produce the [***************************] plus [***************], or (zz) cause a Third
Party to manufacture, produce, and supply such requirements. Selection of such Third Party shall require Altus's consent, such consent not to be unreasonably withheld or delayed. (As used in this subsection, [*********] shall mean [**********************************************************************], plus a reasonable allocation of [************].)

     (c) If Vertex selects a Third Party to manufacture, produce and supply its requirements for [***************************] pursuant to clause (b)(zz) above, then, upon receipt of Altus' consent as provided under Section 2.3(b) above, Vertex may disclose, license and/or grant sublicenses with respect to Altus Manufacturing Know-How to such Third Party solely for purposes of manufacturing, producing and supplying Vertex's requirements for [***************************]; provided, that, such Third Party shall first enter into confidentiality and non-use agreements with Vertex upon terms at least as restrictive as those set forth in Section 5 hereof. The Altus Manufacturing Know-How shall only be disclosed to those employees of such Third Party who have a specific need to access and/or use the Altus Manufacturing Know-How for the purposes permitted under this Agreement. Vertex agrees to use commercially reasonable good faith efforts to limit, where possible, its disclosure of Altus Manufacturing Know-How to Third Parties.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     2.4. Old License Agreement Terminated. The Old License Agreement is terminated as of the Effective Date, except for the provisions of Section 6 thereof ("Confidentiality"), which shall survive such termination; provided, however, that to the extent Section 5 of this Agreement may conflict with
Section 6 of the Old License Agreement, Section 5 of this Agreement shall govern.

     2.5. Trademark. The parties acknowledge that the trademarks "CLECO(R)" and "CLECs(R)" and all rights thereunder have previously been assigned to Altus by Vertex pursuant to an instrument dated September 27, 1996 and recorded with the United States Patent and Trademark Office on October 11, 1996.

3.   PATENT PROSECUTION

     3.1. Altus shall be responsible for the preparation, filing, prosecution and maintenance of the Vertex Patents, the Existing Altus Patents and the Subsequent Altus Patents. Altus agrees to provide Vertex with [*******] updates regarding the status (as such status relates to the Vertex Field) of all patent applications and/or patents comprising the Vertex Patents, the Existing Altus Patents and the Subsequent Altus Patents, and to respond in good faith to any reasonable inquiries of Vertex regarding the status and/or scope of such patents and/or patent applications. Vertex agrees to cooperate fully with Altus to provide such consultation and assistance as may be necessary, or as is requested by Altus, in the preparation, prosecution, filing and maintenance of such patents or patent applications. Any information provided by Altus to Vertex pursuant to this Section 3.1. shall be treated as the Confidential Information of Altus hereunder.

     3.2. In the event that Altus decides to abandon or to cease prosecution or fails to maintain a patent or patent applications included in the Vertex Patents, the Existing Altus Patents or the Subsequent Altus Patents in any jurisdiction, Vertex shall have the right, at its expense, to prepare, file, prosecute and maintain the applicable patent(s) or patent application(s) in such jurisdiction.

4.   INFRINGEMENT

     4.1. Each party shall promptly notify the other of infringement or alleged infringement of any patent or other proprietary right included in the Vertex Technology, the Existing Altus Technology, the Subsequent Altus Patents or the Subsequent Altus Technology, or of any unauthorized or alleged unauthorized use thereof, which comes to its attention. In such event, the parties shall confer promptly with respect to the assertion of proprietary rights or to the initiation and prosecution of litigation against the alleged infringer or unauthorized user. If the parties agree to proceed jointly, they shall [*************] with one another, in such proportions as they may mutually agree upon from time to time, (i) [**********************], and (ii)
[**************************].

     4.2. If any claim, litigation or proceeding is threatened or brought by any person against a party alleging that any use, application or disclosure of the Vertex Technology, the Existing Altus Technology, the Subsequent Altus Patents, or the Subsequent Altus Technology as contemplated by this Agreement infringes any patent or other proprietary right held by such person, the parties shall promptly confer with respect to such claim, litigation or proceeding. If


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

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the parties agree to proceed jointly in the defense of such claim, litigation or proceeding, the parties shall [*************] with one another, in such proportions as they may mutually agree upon from time to time, [**********************************************].

     4.3. Neither party shall settle or compromise any claim, litigation or proceeding described in Section 4.1 or 4.2 hereof without the consent of the other party, such consent not to be unreasonably withheld or delayed.

5.   CONFIDENTIALITY

     5.1. Vertex shall keep confidential, and shall require its Collaborators to keep confidential, all Vertex Technology, Existing Altus Technology, Subsequent Altus Patents and Subsequent Altus Technology, and Altus shall keep confidential all Vertex Technology, and each party shall keep confidential any other Confidential Information received from the other party. Neither party shall use the other party's Technology or Confidential Information for any purpose other than as permitted under this Agreement, without the prior written consent of the other party. Each party shall take all reasonable steps necessary to insure such confidential treatment and nonuse.

     5.2. The foregoing obligations of confidential treatment and nonuse shall not prevent the disclosure of Vertex Technology, Existing Altus Technology or Subsequent Altus Technology by Vertex to its Collaborators who have entered into confidentiality and nonuse agreements with Vertex on terms at least as restrictive as those set forth in this Section 5; provided, that, Vertex's disclosure of Altus Manufacturing Know-How shall also be subject to the restrictions set forth elsewhere in this Agreement, including without limitation the restrictions set forth in Section 2.2. The foregoing obligations of confidential treatment and nonuse shall not prevent the disclosure of Vertex Technology by Altus to its collaborators or sublicensees who have entered into confidentiality and nonuse agreements with Altus on terms at least as restrictive as those set forth in this Section 5.

     5.3. The foregoing obligations of confidential treatment and nonuse shall not apply to information which the receiving party shall sustain the burden of proving:


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

          (a) was in the possession of the receiving party, other than under an obligation of confidentiality, prior to receipt thereof from the disclosing party, as shown by the receiving party's written records;

          (b) was already available to the public at the time of its disclosure to the receiving party or became available to the public after its disclosure to the receiving party other than through a breach of this Agreement by the receiving party;

          (c) was received by the receiving party from a third party who had no obligation not to disclose such information to others; or

          (d) is required to be disclosed by applicable law or regulation; provided that, prior to any such disclosure, the party intending to make such disclosure shall give the other party reasonable advance notice and shall use its best efforts to obtain confidential treatment of the information to be disclosed.

     5.4. The obligations of confidentiality hereunder shall survive any expiration or termination of this Agreement.

6.   PUBLICATIONS

     Altus and its employees, on the one hand, and Vertex and its employees, on the other hand, will be free to publicly disclose (through journals, lectures, or otherwise) research results generated through use of the Vertex Technology, the Existing Altus Technology or the Subsequent Altus Technology, provided in each case that the disclosing party shall have provided a copy of the proposed disclosure to the other party for review at least [**************] prior to the submission of any written publication or any oral public disclosure. During such [*************] period the non-disclosing party shall review the proposed disclosure and, prior to the expiration of such [*************] period shall notify the disclosing party as to whether a patent application should be filed, whether the proposed disclosure contains information the non-disclosing party wishes to maintain as a trade secret, or whether the proposed disclosure contains the Confidential Information of the non-disclosing party. In the event that the non-disclosing party believes a patent application should be filed, the disclosing party agrees to delay publication and disclosure of the proposed disclosure until such time as a patent application is filed. If the non-disclosing party reports that the proposed disclosure contains Confidential Information, or if the non-disclosing party wishes to maintain certain information as a trade secret, the disclosing party agrees to remove such information from the proposed disclosure.

7.   REPRESENTATIONS AND WARRANTIES

     7.1. Right to Enter Agreement. Each party represents and warrants to the other that it has the unencumbered right to enter into this Agreement and to grant all rights granted herein and that it has not made or executed any agreement in conflict herewith.

     7.2. Rights to Technology. Vertex represents that it is the owner of the Vertex Technology and that it has the right to license the Vertex Technology as set forth herein. Altus


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

represents that it has the right to license the Existing Altus Technology and the Subsequent Altus Technology as set forth herein.

     7.3. Exclusion of Warranties. Nothing herein shall be construed as a representation or warranty by either party:

          (a) that the utilization of its Technology does not or will not constitute infringement of patent rights of others;

          (b) as to the results to be attained by the utilization of its Technology;

          (c) that there is any warranty relating to its Technology, including without limitation any warranty of merchantability or fitness for a particular purpose, other than as expressly described herein.

     7.4. No Actual Knowledge. Notwithstanding the foregoing, each party represents and warrants to the other that it does not have any actual knowledge that the utilization of its Technology would constitute infringement of presently existing valid patents of others.

8.   INDEMNIFICATION AND INSURANCE

     8.1. Altus Indemnity Obligations. Altus (the "Indemnitor") agrees to defend, indemnify and hold Vertex, its Affiliates and their respective directors, officers, employees, consultants, agents, successors and assigns (the "Indemnitees") harmless from [*******], judgments, liabilities, damages, losses or expenses [***************************************************************]
incurred by or imposed on the Indemnitees or any one of them in connection with:
(i) actual or asserted violations of any applicable law or regulation by Altus or its Affiliates by virtue of which Licensed Products manufactured, distributed or sold by Altus or its Affiliates shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with such applicable law or regulation; (ii) claims, suits, actions, demands, or judgments arising out of any theory of product liability (including but not limited to actions in the form of tort, warranty or strict liability) concerning any Licensed Product sold, manufactured, used or distributed by Altus or its Affiliates, (iii) a recall ordered by a governmental agency, or required by a confirmed failure, of Licensed Products manufactured, distributed, or sold by Altus or its Affiliates; or (iv) a breach by Altus of any of its representations and warranties made pursuant to Section 7.

     8.2. Vertex Indemnity Obligations. Vertex (the "Indemnitor") agrees to defend, indemnify and hold Altus and its respective directors, officers, employees, consultants, agents, successors and assignees (the "Indemnitees") harmless from [*******], judgments, liabilities, damages, losses or expenses [**************************************************************] incurred by or imposed on the Indemnitees or any one of them in connection with: (i) actual or asserted violations of any applicable law or regulation by Vertex or its Affiliates or Collaborators by virtue of which Vertex Products manufactured, distributed or sold by Vertex, its Affiliates or Collaborators shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with such applicable law or regulation; (ii) claims, suits, actions, demands, or judgments arising out of any theory of product liability (including but not limited to actions in the form of tort, warranty or strict liability) concerning any Vertex


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Product sold, manufactured, used or distributed by Vertex, its Affiliates or Collaborators; (iii) a recall ordered by a governmental agency, or required by a confirmed failure, of Vertex Products manufactured, distributed, or sold by Vertex, its Affiliates or Collaborators; or (iv) a breach by Vertex of any of its representations and warranties made pursuant to Section 7.

     8.3. Limitation on Indemnity Obligations. Neither party, nor its Affiliates or Collaborators (in the case of Vertex), nor its and their respective employees and agents, shall be entitled to the indemnities set forth in this Section 8 where the claim, loss, damage or expense for which indemnification is sought was caused by a negligent act or intentional act of misconduct or omission by such party, its directors, officers, employees or authorized agents.

     8.4. Procedure. In the event that an Indemnitee intends to claim indemnification under this Section 8, such Indemnitee shall promptly notify the Indemnitor of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such Indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, [*****************************************************], if
representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. The indemnity agreement in this Section 8 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without, the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnitee under this Section 8, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Section
8. The Indemnitee under this Section 8, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

9.   TERM AND TERMINATION

     9.1. Term. This Agreement shall continue in full force and effect until terminated as provided herein; provided that, with respect to the Vertex Patents, the Existing Altus Patents or the Subsequent Altus Patents, the licenses granted thereunder shall expire on a patent-by-patent and country-by-country basis upon the expiration or invalidation of each patent included in the Vertex Patents, the Existing Altus Patents or the Subsequent Altus Patents, as the case may be.

     9.2. Termination. This Agreement may be terminated by either party in case of a material violation or breach of any provision of this Agreement by the other, which breach or default is not corrected within [*****] after receipt of written notice specifying the violation or breach of this Agreement, or, if such default cannot be cured or remedied within such [*************] period, if the party in default does not commence and diligently continue actions to cure or remedy such default. This Agreement may also be terminated at the option of either party upon written notice to the other party if (i) a party is unable to pay its material financial obligations as they become due, (ii) if a voluntary or involuntary petition in bankruptcy is filed by or against such party and is thereafter either consented to, acquiesced in or remains


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

undismissed for [*****], or (iii) if such party makes a general assignment for the benefit of creditors or if a receiver is appointed for any such party. Termination by reason of clause (i) above shall be rescinded by the terminating party, and this Agreement shall continue in full force and effect, if within [***************************] the defaulting party's financial situation has. improved such that it is paying, and reasonably appears likely to be able to continue to pay, its material financial obligations as they become due.

     9.3. Rights After Termination. In the event this Agreement is terminated pursuant to Section 9.2 above, all licenses granted to the non-terminating party hereunder shall terminate but the terminating party shall retain all rights and licenses granted to it hereunder.

10.  GENERAL

     10.1. Benefit. This Agreement shall be binding upon the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party. Nothing in this Agreement shall be construed to create any rights or obligations except between the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     10.2. Severability. In the event that any court of competent jurisdiction shall determine that any provisions, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall. deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect, provided, that if without such invalid provisions, the fundamental mutual objectives of the parties cannot be achieved, then either party may terminate this Agreement without penalty by written notice to the other.

     10.3. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, as applied to contracts entered into and performed entirely in Massachusetts by Massachusetts residents.

     10.4. Force Majeure. Neither party shall be responsible to the other for any failure or delay in performing any of its obligations under this Agreement if such delay or nonperformance is caused by strike, labor stoppage, lockout or other labor trouble, fire, flood, accident, act of God or of the Government, or by other cause unavoidable or beyond the control of such party, provided that prompt notice is given of the cause for the delay or nonperformance and diligent continuing efforts are made to resume performance.

     10.5. Nonassignability. This Agreement and the licenses granted herein shall not be assignable by either party hereto, except to a wholly-owned subsidiary or to a successor to all or substantially all of such party's business without the prior written consent of the other party, such consent not to be unreasonably withheld or delayed.

     10.6. Entire Agreement: Modification. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and, except as set forth in Section 2.3 hereof, supersedes all prior agreements, written or oral, with respect thereto. Only the licenses granted pursuant to the express terms of this Agreement shall be of


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

any legal force and effect. No license rights shall be created by implication or estoppel. No modification or amendment hereof shall be valid or binding upon the parties hereto unless made in writing and duly executed on behalf of both parties.

     10.7. Waiver. No actual waiver of breach or default by a party of any provision of this Agreement shall be deemed or construed to be a waiver of any succeeding breach or default of the same or any other provision.

     10.8. Notice. Any notice or other communication required or permitted to be given hereunder shall be sufficient if (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) by certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

If to Altus, to:
     Altus Biologics Inc.
     625 Putnam Street
     Cambridge, MA 02139
     Attention: President

If to Vertex, to:
     Vertex Pharmaceuticals Incorporated
     130 Waverly Street
     Cambridge, MA 02139
     Attention: Chief Business Officer

or, in each case, to such other address as may be designated by written notice given in the manner herein provided. Time of notice or other communication shall be deemed to be the date of receipt.

     10.9. Headings. Titles or headings of articles, sections, or paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way are intended to define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

     10.10. Counterparts. This Agreement may be executed in a number of counterparts, all of which together shall constitute one Agreement.

     10.11. Relationship of Parties. For purposes of this Agreement, each party is an independent contractor and not an agent or employee of the other party. Neither party shall have any authority to make any statements, representations, or commitments of any kind, or to take any action which shall be binding upon the other party, except as may be explicitly provided for in this Agreement or authorized in writing by the other party.

     10.12. Dispute Resolution.

          (a) Any dispute, controversy or claim (a "Dispute") arising pursuant to this Agreement shall first be addressed by good faith, amicable discussion between the chief executive officers of Vertex and Altus (the "Senior Executives"). Within [***********] of


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

notice by a party to the other party of the existence of a Dispute, the Senior Executives shall meet for the purpose of discussing and resolving the Dispute at a mutually acceptable time and location. If a settlement of the Dispute is not achieved by the Senior Executives within [**************] of the date of the notice of the Dispute (which period may be extended by mutual agreement of the Senior Executives) subject to any rights to injunctive relief, such Dispute shall be resolved by binding arbitration as provided in Section 10.12(b) below.

          (b) Any Dispute not resolved by the parties pursuant to Section 10.12(a) above shall be submitted to binding arbitration conducted under the Commercial Rules of the American Arbitration Association. Such arbitration shall be conducted by a panel of three (3) arbitrators appointed in accordance with such rules and who shall have experience in resolving disputes among parties in the biotechnology industry. Each arbitrator shall be required to enter into a confidentiality agreement with respect to any Confidential Information disclosed to him or her in connection with the Dispute. The arbitration shall be conducted in Cambridge, Massachusetts. The Federal Rules of Civil Procedure shall apply to such arbitration. The arbitrators shall be required to reach a decision with respect to the Dispute and report the same to the parties as soon as reasonable considering the type and range of issues presented by the Dispute, but in any event no later than [***************************] from the date of appointment of the panel of three arbitrators.

          (c) The parties hereto agree to be bound by the decision of such arbitrators, and that the payment of any and all legal fees in connection with the arbitration of any Dispute hereunder shall be allocated by such arbitrators. Judgment upon the award rendered may be entered in any court having jurisdiction with respect thereto.

          (d) Nothing in the foregoing shall prevent either party from seeking immediate injunctive or other provisional relief, without otherwise resorting to the foregoing remedies, in order to protect its rights under this Agreement or to compel the other party to comply with its obligations hereunder.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     IN WITNESS WHEREOF; the parties hereto have duly executed this Agreement as of the date first written above.

VERTEX PHARMACEUTICALS INCORPORATED     ALTUS BIOLOGICS INC.


By: /s/ Thomas G. Auchincloss           By: /s/ Peter Lanciano
    ---------------------------------       ------------------------------------
    Thomas G. Auchincloss, Jr.              Peter Lanciano
    Vice President, Finance                 President


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

PRIVILEGED AND CONFIDENTIAL


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

                                       14